--------------------------------------------------------------------------------
NEWPORT JAPAN OPPORTUNITIES FUND Annual report
--------------------------------------------------------------------------------

August 31, 1998

                                [GRAPHIC OMITTED]


                         ------------------------------
                         Not FDIC     May Lose Value
                         Insured      No Bank Guarantee
                         ------------------------------

--------------------------------------------------------------------------------
                        NEWPORT JAPAN OPPORTUNITIES FUND
                       SEPTEMBER 1, 1997 - AUGUST 31, 1998

Investment Objective: Newport Japan Opportunities Fund seeks capital appreciation by investing primarily in equity securities of Japanese companies.

The Fund is Designed to Offer:
  o A portfolio of quality Japanese stocks
  o Long-term growth potential
  o Experienced investment management

Portfolio Manager Commentary: "Economic turmoil in Southeast Asia continued to have a negative impact on stock prices throughout the region. Together, a weakening Yen and falling stock prices created a challenging environment for investment managers. We look forward to continued efforts by the Japanese government to resolve the banking crisis, which is a necessary first step towards revitalizing the economy and renewing investor confidence."
                                                                  -- David Smith

                 Newport Japan Opportunities Fund Performance(1)

                                            Class A  Class B  Class C  Class Z
Inception date -- 6/3/96 for all classes
--------------------------------------------------------------------------------
Distributions declared per share             $0.022   $0.022   $0.022   $0.022
--------------------------------------------------------------------------------
12-month total returns, assuming             (13.62)% (14.16)% (14.18)% (13.30)%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
12-month total returns, assuming             (18.59)% (18.44)% (15.03)% (13.30)%
public offering price (POP) and
CDSC(2)
--------------------------------------------------------------------------------
Net asset value per share at 8/31/98          $8.66    $8.52    $8.51    $8.71
--------------------------------------------------------------------------------

Top Five Holdings (as of 8/31/98)(3)      Top Five Sectors (as of 8/31/98)(3,4)
--------------------------------------------------------------------------------
1. Murata Manuf. Co. Ltd...4.6%           1. Technologies...........27.5%
2. Ito En Ltd..............4.4%           2. Consumer Cyclicals.....17.2%
3. Shohkoh Fund............4.1%           3. Financials.............16.0%
4. Nidec Corp..............4.1%           4. Services................7.7%
5. Bridgestone Corp........3.6%           5. Capital Goods...........7.3%

1 Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

2 Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The contingent deferred sales charge (CDSC) returns reflect the maximum charge of 5% and 1%, respectively, for Class B and C shares. Past performance cannot predict future results. Returns and value will fluctuate, resulting in a gain or loss on sale.

3 Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

4 Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria.

--------------------------------------------------------------------------------

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                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

In June 1998, Harold Cogger retired as president of Newport Japan Opportunities Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I present you with the annual report for Newport Japan Opportunities Fund for the 12-month period ended August 31, 1998.

                                                                 [PHOTO OMITTED]

The past year represents one of the most difficult investment periods in recent history for all of Southeast Asia. Stock market volatility that began with the Asian currency crisis in mid-1997 persisted during the period. In addition, problems within Japan's banking sector have had a negative impact on the local economy and stock market. At the same time, many of Japan's smaller neighbors continue to suffer from financial and political woes, further hindering economic recovery within the region.

We understand that shareholders who have participated in this declining market may feel discouraged, as no one likes to see the value of their investment fall. However, during periods of volatility, it is especially important to remember the basic investment principle of taking a long-term view. While the investment managers at Newport Fund Management remain keenly aware of negative events throughout Southeast Asia, they are encouraged by the resolve recently shown by Japanese voters and newly elected legislators to turn the economy around. Few investment managers possess the experience, level of knowledge and strong local relationships that Newport has developed over the past 25 years. Participating in numerous economic and market cycles has given them the patience and expertise necessary to manage effectively during this challenging time.

The following report will provide you with more specific information on your Fund's performance and the strategies employed during the period. As always, we thank you for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
October 12, 1998

Because market and economic conditions change, there can be no assurance that the trends described above or on the following pages will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO MANAGEMENT REPORT

David Smith is portfolio manager of Newport Japan Opportunities Fund and is a senior vice president of Newport Fund Management, Inc. The following is a discussion of the Fund's performance for the 12-month period ended August 31, 1998.

[PHOTO OMITTED]

Continued volatility created a challenging investment environment

The Nikkei Average, a widely used measure of the Japanese stock market, reached its peak of over 22,000 in mid-1996. Since then, a variety of external and internal factors have caused a general decline in Japanese stock prices that continued during the past year. Externally, a severe economic and currency crisis that began in mid-1997 has caused a widespread decline in stock prices across Southeast Asia. Internally, Japan's economy has struggled with non-existent growth. Its real estate market became inflated and then crumbled, bringing 30% of the country's bank loans into default. This, in turn, contributed to a significant decline in consumer demand.

The Japanese stock market has seen an increase in volatility thus far in 1998. While prices rose sharply in the first quarter, they declined steadily through the second quarter due to concerns over the economy. A rally in the third quarter was short lived, as prices again declined through the month of August. During the period, the Fund generated a negative total return of 13.62% for Class A shares, based on net asset value. This represented a significant outperformance of the MSCI Japan Index, which had a negative total return of 32.70% during the same period.(1)

Japanese government dedicated to resolving the banking crisis and stimulating the economy

The Japanese government is taking steps to renew consumer confidence and stimulate economic growth. Resolving the banking crisis is the first priority. The Japanese legislature, which includes several first-term representatives, spent most of August trying to come to agreement on a plan to support the banking sector. Finalizing this plan represents a strong step toward getting the economy back on track. If the Japanese government enacts a credible bank reform program, we believe the country's economic health can be restored. With a mandate for reform from Japanese voters and a significant banking bill submitted to the legislature in early October 1998, Japan's economy is beginning to stabilize.

Japan's government has been working to reduce corporate tax rates to a more competitive level internationally. The corporate tax rate was at 49.98% in early 1998. It is currently at 46% and is expected to reach 40% sometime in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1999. The government is also in the process of putting a $120 billion public works spending package in place. This project would not only help rebuild roads, bridges and tunnels, but would also create job growth in an environment of high unemployment.

Japan's foundation for future growth

We believe there are several factors that could create a solid foundation for future economic growth. Interest rates are at an all-time low, with the Japanese long-term bond yielding 1.1%. Japanese people, currently holding the U.S. equivalent of $10.1 trillion in personal liquid assets, have the potential to create significant consumer demand. Finally, personal income tax rates are relatively low, with the first $30,000 in earned income going untaxed.

Maintain a long-term investment horizon

In any equity market, including the U.S. market, periods of volatility are expected. The decline of nearly 20% in large-capitalization U.S. stocks during July and August is a good example. While the Asian market downturn we've witnessed over the past year has been sharper than others in years past, we continue to believe in the long-term investment opportunities that Japan has to offer. As always, we encourage investors to focus on long-term results when investing in Asian markets.


1 The Morgan Stanley Capital International Japan Index (MSCI Japan) is an unmanaged index that tracks the performance of Japanese stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Newport Japan Opportunities Fund Investment Performance
                              vs. MSCI Japan Index
                Change in Value of $10,000 from 6/30/96 - 8/31/98 Class A Shares based on NAV and POP

   [The following information was represented by a line graph in the printed materials.]

--------------------------------------------------------------------------------
              DATE          NAV          POP            INDEX
--------------------------------------------------------------------------------
             6/30/96        10000         10000        $10,000
             7/31/96     9768.116      9206.449         $9,552
             8/30/96     9381.643      8842.198         $9,125
             9/30/96     9391.304      8851.304         $9,441
            10/31/96     8927.536      8414.203         $8,808
            11/29/96     9149.758      8623.647         $8,976
            12/31/96     9004.831      8487.053         $8,356
             1/31/97     8676.329       8177.44         $7,446
             2/28/97     8801.932      8295.821         $7,620
             3/31/97     8753.623       8250.29         $7,369
             4/30/97     9178.744      8650.966         $7,636
             5/30/97     10212.56      9625.338         $8,480
             6/30/97     10676.33      10062.44         $9,113
             7/31/97     11082.13       10444.9         $8,836
             8/29/97     9710.145      9151.812         $8,069
             9/30/97     9922.705       9352.15         $7,947
            10/31/97     9487.923      8942.367         $7,207
            11/28/97     9043.478      8523.478         $6,765
            12/31/97     8736.062      8233.738         $6,378
             1/30/98     9278.434      8744.924         $6,947
             2/27/98       9104.1      8580.614         $6,983
             3/31/98     8716.692      8215.482         $6,508
             4/30/98      8861.97      8352.407         $6,481
             5/29/98     8455.191      7969.017         $6,125
             6/30/98     8484.246      7996.402         $6,211
             7/31/98     8823.229      8315.893         $6,129
             8/31/98      8397.08      7914.247         $5,431

                  Value of a $10,000 investment made on 6/30/96
                                  As of 8/31/98

--------------------------------------------------------------------------------
    Class A               Class B              Class C          Class Z
NAV        POP         NAV     w/CDSC       NAV       w/CDSC      NAV
--------------------------------------------------------------------------------
$8,387     $7,905      $8,260  $8,013       $8,250    $8,250     $8,436
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                  As of 8/31/98

--------------------------------------------------------------------------------
               Class A            Class B              Class C         Class Z
Inception      6/3/96             6/3/96               6/3/96           6/3/96
            NAV      POP       NAV       w/CDSC     NAV      w/CDSC      NAV
--------------------------------------------------------------------------------
1 year    (13.62)%  (18.59)%   (14.16)%  (18.44)%  (14.18)% (15.03)%   (13.30)%
--------------------------------------------------------------------------------
Life       (6.10)    (8.55)     (6.78)    (8.03)    (6.83)   (6.83)     (5.86)
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year and 3% for life for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Morgan Stanley Capital International Japan Index (MSCI Japan) is an unmanaged index that tracks the performance of Japanese stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

--------------------------------------------------------------------------------

                             INVESTMENT PORTFOLIO
                        AUGUST 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 92.7%                                     SHARES        VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 1.2%
  Building Construction
  Sawako Corp.                                                22        $ 149
                                                                   -----------

--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 16.0%
  Nondepository Credit Institutions
  Acom Co., Ltd.                                               5          249
  Aiful Corp.                                                  5          244
  Credit Saison Co., Ltd.                                     18          361
  Nichiei Co., Ltd.                                            6          391
  Promise Co., Ltd.                                            5          208
  Shohkoh Fund                                                 2          505
                                                                   -----------
                                                                        1,958
                                                                   -----------

--------------------------------------------------------------------------------
MANUFACTURING - 55.2%
  Chemicals & Allied Products - 4.6%
  Fujimi, Inc.                                                 5          174
  Takeda Chemical Industries Ltd.                             15          394
                                                                   -----------
                                                                          568
                                                                   -----------

  Communications Equipment - 7.9%
  Matsushita Communication Industrial Co.                     10          338
  Matsushita-Kotobuki Electronics Industries                  14          329
  Sony Corp.                                                   4          301
                                                                   -----------
                                                                          968
                                                                   -----------

  Electrical Industrial Equipment - 4.1%
  Nidec Corp.                                                  7          498
                                                                   -----------

  Electronic Components - 13.2%
  Minebea Co., Ltd.                                           38          387
  Murata Manufacturing Co., Ltd.                              17          564
  Rohm Co., Ltd.                                               3          307
  TDK Corp.                                                    5          348
                                                                   -----------
                                                                        1,606
                                                                   -----------

  Food & Kindred Products - 4.4%
  Ito En Ltd.                                                 15          532
                                                                   -----------

  Machinery & Computer Equipment - 6.9%
  Canon Inc.                                                  17          346
  SMC Corp.                                                    1           69
  Union Tool                                                  11          430
                                                                   -----------
                                                                          845
                                                                   -----------

                      Investment Portfolio/August 31, 1998
-------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                     SHARES        VALUE
-------------------------------------------------------------------------------
MANUFACTURING - CONT.
  Measuring & Analyzing Instruments - 10.5%
  Fuji Photo Film Co., Ltd.                                   10        $ 324
  Keyence Corp.                                                2          178
  Noritsu Koki Co., Ltd.                                       7          147
  Ricoh Co., Ltd.                                             30          289
  Terumo Corp.                                                18          341
                                                                   -----------
                                                                        1,279
                                                                   -----------

  Rubber & Plastic - 3.6%
  Bridgestone Corp.                                           20          443
                                                                   -----------

-------------------------------------------------------------------------------
RETAIL TRADE - 7.8%
  Food Stores - 2.8%
  Circle K Japan Co., Ltd.                                    11          346
                                                                   -----------

  General Merchandise Stores - 3.2%
  Ryohin Keikaku Co., Ltd.                                     4          387
                                                                   -----------

  Miscellaneous Retail - 1.8%
  Matsumotokiyoshi Co.                                         7          224
                                                                   -----------

-------------------------------------------------------------------------------
SERVICES - 11.6%
  Auto Repair, Rental & Parking - 0.8%
  Park24 Co., Ltd.                                            11           94
                                                                   -----------

  Computer Related Services - 5.6%
  Bellsystem 24 Inc.                                           1          209
  Diamond Computer Services Co.                               10          139
  Orix Corp.                                                   5          340
                                                                   -----------
                                                                          688
                                                                   -----------

  Computer Software - 2.7%
  Fuji Soft ABC Inc.                                           9          328
                                                                   -----------

  Engineering, Accounting, Research & Management - 2.5%
  Meitec Corp.                                                 9          304
                                                                   -----------

-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.9%
  Telecommunications
  NTT Data Communications Systems Co.                        (a)          108
                                                                   -----------

  TOTAL COMMON STOCKS (cost of $11,521)(b)                             11,325
                                                                   -----------

                      Investment Portfolio/August 31, 1998
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 6.0%                                PAR        VALUE
-------------------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago
  Corp., dated 08/31/98, due 09/01/98 at 5.820%,
  collateralized by U. S. Treasury notes and bill with
  various maturities to 2026, market value
  $751 (repurchase proceeds $732)                          $ 732        $ 732
                                                                   -----------

  OTHER ASSETS & LIABILITIES, NET - 1.3%                                  164
  -----------------------------------------------------------------------------

  NET ASSETS - 100.0%                                                $ 12,221
                                                                   -----------

  NOTES TO INVESTMENT PORTFOLIO:
  -----------------------------------------------------------------------------
  (a) Rounds to less than one.
  (b) Cost for federal income tax purposes is $11,579.

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 1998

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $11,521)                                 $ 11,325
Short-term obligations                                                   732
                                                                -------------
                                                                      12,057
Cash including foreign currencies (cost $239)           $ 246
Receivable for:
   Fund shares sold                                         8
   Dividends                                                5
Deferred organization expenses                              1
Other                                                       2            262
                                                 -------------  -------------
    Total Assets                                                      12,319

LIABILITIES
Payable for:
   Fund shares repurchased                                 63
   Due to Advisor/Administrator                             7
Accrued:
   Management fee                                          10
   Administration fee                                       3
   Transfer agent fee                                       2
   Bookkeeping fee                                          2
   Other                                                   11
                                                 -------------
     Total Liabilities                                                    98
                                                                -------------

NET ASSETS                                                          $ 12,221
                                                                -------------

Net asset value & redemption price per share -
Class A ($2,887/333)                                                   $8.66 (a)
                                                                -------------

Maximum offering price per share - Class A
($8.66/0.9425)                                                         $9.19 (b)
                                                                -------------

Net asset value & offering price per share -
Class B ($6,028/708)                                                   $8.52 (a)
                                                                -------------

Net asset value & offering price per share -
Class C ($1,862/219)                                                   $8.51 (a)
                                                                -------------

Net asset value, offering & redemption price
per share - Class Z ($1,444/166)                                       $8.71
                                                                -------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998

(in thousands)

INVESTMENT INCOME
Dividends                                                                 $ 64
Interest                                                                    64
                                                                  -------------
      Total Investment Income (net of nonreclaimable
      foreign taxes withheld at source which
      amounted to $11)                                                     128

EXPENSES
Management fee                                            $ 138
Administration fee                                           36
Service fee - Class A, Class B, Class C                      32
Distribution fee - Class B                                   48
Distribution fee - Class C                                   19
Transfer agent fee                                           44
Bookkeeping fee                                              27
Trustees fee                                                  9
Audit fee                                                    25
Legal fee                                                     4
Custodian fee                                                 9
Registration fee                                             48
Reports to shareholders                                      12
Other                                                         6
                                                   -------------
                                                            457
Fees and expenses waived or borne by the
 Advisor/Administrator                                     (104)           353
                                                   -------------  -------------
       Net Investment Loss                                                (225)
                                                                  -------------

NET REALIZED & UNREALIZED  GAIN (LOSS) ON PORTFOLIO  POSITIONS Net realized loss on:
  Investments                                            (1,776)
  Foreign currency transactions                            (134)
                                                   -------------
       Net Realized Loss                                                (1,910)
Net unrealized appreciation (depreciation)
 during the period on:
 Investments                                               (187)
 Foreign currency transactions                               20
                                                   -------------
    Net Unrealized Depreciation                                           (167)
                                                                  -------------
    Net Loss                                                            (2,077)
                                                                  -------------
Decrease in Net Assets from Operations                                $ (2,302)
                                                                  -------------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                         Year ended August 31
                                                   -----------------------------
INCREASE (DECREASE) IN NET ASSETS                      1998         1997 (a)
Operations:
Net investment loss                                      $ (225)        $ (113)
Net realized gain (loss)                                 (1,910)            15
Net unrealized appreciation (depreciation)                 (167)           103
                                                   -------------  -------------
    Net Increase (Decrease) from Operations              (2,302)             5
                                                   -------------  -------------
Distributions:
From net realized gains - Class A                           (10)            --
From net realized gains - Class B                           (15)            --
From net realized gains - Class C                            (7)            --
From net realized gains - Class Z                            (3)            --
                                                   -------------  -------------
                                                         (2,337)            --
                                                   -------------  -------------
Fund Share Transactions:
Receipts for shares sold - Class A                        4,953          4,369
Value of distributions reinvested - Class A                   9             --
Cost of shares repurchased - Class A                     (5,430)        (1,374)
                                                   -------------  -------------
                                                           (468)         2,995
                                                   -------------  -------------
Receipts for shares sold - Class B                        5,636          7,140
Value of distributions reinvested - Class B                  13             --
Cost of shares repurchased - Class B                     (4,899)        (2,125)
                                                   -------------  -------------
                                                            750          5,015
                                                   -------------  -------------
Receipts for shares sold - Class C                        2,608          3,334
Value of distributions reinvested - Class C                   6             --
Cost of shares repurchased - Class C                     (3,346)          (709)
                                                   -------------  -------------
                                                           (732)         2,625
                                                   -------------  -------------
Receipts for shares sold - Class Z                          215            250
Value of distributions reinvested - Class Z                   3             --
Cost of shares repurchased - Class Z                        (47)            (2)
                                                   -------------  -------------
                                                            171            248
                                                   -------------  -------------
  Net Increase (Decrease) from Fund Share
    Transactions                                           (279)        10,883
                                                   -------------  -------------
        Total Increase (Decrease)                        (2,616)        10,888

NET ASSETS
Beginning of period                                      14,837          3,949
                                                   -------------  -------------
End of period (including accumulated
 net investment loss of $175 and $61,
 respectively)                                         $ 12,221       $ 14,837
                                                   -------------  -------------

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                       Year ended August 31
                                                   -----------------------------
                                                       1998         1997 (a)
NUMBER OF FUND SHARES
Sold - Class A                                              522            432
Issued for distributions reinvested - Class A                 1             --
Repurchased - Class A                                      (596)          (136)
                                                   -------------  -------------
                                                            (73)           296
                                                   -------------  -------------
Sold - Class B                                              607            716
Issued for distributions reinvested - Class B                 1             --
Repurchased - Class B                                      (531)          (208)
                                                   -------------  -------------
                                                             77            508
                                                   -------------  -------------
Sold - Class C                                              284            325
Issued for distributions reinvested - Class C                 1             --
Repurchased - Class C                                      (368)           (72)
                                                   -------------  -------------
                                                            (83)           253
                                                   -------------  -------------
Sold - Class Z                                               23             23
Issued for distributions reinvested - Class Z               (b)             --
Repurchased - Class Z                                        (5)           (b)
                                                   -------------  -------------
                                                             18             23
                                                   -------------  -------------

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares. (b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1998

NOTE 1.  ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: Newport Japan Opportunities Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of Japanese companies. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                  Notes to Financial Statements/August 31, 1998
--------------------------------------------------------------------------------

Cost  is   determined   and  gains  and  losses  are  based  upon  the  specific
identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Deferred organization expenses: The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuations in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

                  Notes to Financial Statements/August 31, 1998
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Newport Fund Management, Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average net assets.

Administration fee: Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

Bookkeeping fee: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

                  Notes to Financial Statements/August 31, 1998
--------------------------------------------------------------------------------

Transfer agent: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting   discounts,   service  and   distribution   fees:   Liberty  Funds
Distributor,   Inc.,   formerly  Liberty   Financial   Investments,   Inc.  (the
Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $8,553 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $62,126, and $14,294 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.75% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: During the year ended August 31, 1998, purchases and sales of investments, other than short-term obligations, were $3,077,167 and $3,275,938, respectively.

Unrealized appreciation (depreciation) at August 31, 1998, based on cost of investments for federal income tax purposes was:

                  Notes to Financial Statements/August 31, 1998
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
                   Gross unrealized appreciation         $   1,156,928
                   Gross unrealized depreciation            (1,410,643)
                                                          --------------
                     Net unrealized depreciation         $    (253,715)
                                                          --------------

Capital loss carryforwards: At August 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                      Year of                             Capital loss
                    expiration                            carryforward
                   --------------                      ------------------
                       2006                              $     68,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1998.

NOTE 5.  OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
At August 31, 1998, the Fund had one shareholder, Liberty Financial Companies, Inc., who owned greater than 5% of the Fund's shares outstanding.

NOTE 6.  COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
   Capital paid in                                             $ 14,362
   Accumulated net investment loss                                 (175)
   Accumulated net realized loss                                 (1,776)
   Net unrealized appreciation (depreciation) on:
      Investments                                                  (196)
      Foreign currency transactions                                   6
                                                          --------------
                                                               $ 12,221
                                                          --------------

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                     Year ended August 31
                           -----------------------------------------
                                             1998
                           Class A    Class B    Class C    Class Z
                           --------   --------   --------   --------
Net asset value -
   Beginning of period     $ 10.050    $ 9.950    $ 9.940   $ 10.070
                           --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)   (0.103)    (0.172)    (0.172)    (0.080)
Net realized and
unrealized loss              (1.265)    (1.236)    (1.236)    (1.258)
                           --------   --------   --------   --------
   Total from Investment
      Operations             (1.368)    (1.408)    (1.408)    (1.338)
                           --------   --------   --------   --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains      (0.022)    (0.022)    (0.022)    (0.022)
                           --------   --------   --------   --------
Net asset value -
   End of period           $  8.660    $ 8.520    $ 8.510   $  8.710
                           --------   --------   --------   --------
Total return (c)(d)          (13.62)%   (14.16)%   (14.18)%   (13.30)%
                           --------   --------   --------   --------

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                   2.00%      2.75%      2.75%      1.75%
Net investment loss (e)       (1.12)%    (1.87)%    (1.87)%    (0.87)%
Fees and expenses
 waived or borne by the
 Advisor/Administrator (e)     0.72%      0.72%      0.72%      0.72%
Portfolio turnover               24%        24%        24%        24%
Net assets at end
of period (000)            $  2,887    $ 6,028    $ 1,862   $  1,444

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:     $  0.066    $ 0.066    $ 0.066   $  0.066
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                     Year ended August 31
                           ------------------------------------------
                                              1997
                           Class A    Class B    Class C(c)  Class Z
                           --------   --------   ---------   --------
Net asset value -
   Beginning of period      $ 9.710    $ 9.690     $ 9.690    $ 9.720
                           --------   --------   ---------   --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)   (0.094)    (0.170)     (0.170)    (0.069)
Net realized and
unrealized gain (loss)        0.434      0.430       0.420      0.419
                           --------   --------   ---------   --------
   Total from Investment
      Operations              0.340      0.260       0.250      0.350
                           --------   --------   ---------   --------
Net asset value -
   End of period            $10.050    $ 9.950     $ 9.940    $10.070
                           --------   --------   ---------   --------
Total return (e)(f)            3.50%      2.68%       2.58%      3.60%
                           --------   --------   ---------   --------

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                   2.00%      2.75%       2.75%      1.75%
Net investment loss (h)       (0.93)%    (1.68)%     (1.68)%    (0.68)%
Fees and expenses
 waived or borne by the
 Advisor/Administrator (h)     1.79%      1.79%       1.79%      1.79%
Portfolio turnover               20%        20%         20%        20%
Net assets at end
of period (000)             $ 4,073    $ 6,275     $ 3,001    $ 1,488

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:      $ 0.180    $ 0.180     $ 0.180    $ 0.180
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective July 1, 1997, Class D shares were redesignated Class C shares. (d) The Fund commenced investment operations on June 3, 1996. (e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The  benefits   derived  from   custody   credits  and  directed   brokerage
    arrangements had no impact.
(i) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                         Period ended August 31
                                    --------------------------------------------------------------
                                                                1996 (d)
                                     Class A           Class B           Class C         Class Z
                                    ----------        ----------        ----------      ----------
Net asset value -
   Beginning of period              $   10.000        $   10.000        $   10.000      $   10.000
                                    ----------        ----------        ----------      ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)              (0.016)           (0.034)           (0.034)         (0.010)
Net realized and
unrealized gain (loss)                  (0.274)           (0.276)           (0.276)         (0.270)
                                    ----------        ----------        ----------      ----------
   Total from Investment
      Operations                        (0.290)           (0.310)           (0.310)         (0.280)
                                    ----------        ----------        ----------      ----------
Net asset value -
   End of period                    $    9.710        $    9.690        $    9.690      $    9.720
                                    ----------        ----------        ----------      ----------
Total return (e)(f)                      (2.90)%(g)        (3.10)%(g)        (3.10)%(g)      (2.80)%(g)
                                    ----------        ----------        ----------      ----------

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                              2.00%(i)          2.75%(i)          2.75%(i)        1.75%(i)
Net investment loss (h)                  (0.66)%(i)        (1.41)%(i)        (1.41)%(i)      (0.41)%(i)
Fees and expenses
 waived or borne by the
 Advisor/Administrator (h)                9.13%(i)          9.13%(i)          9.13%(i)        9.13%(i)
Portfolio turnover                          --                --                --              --
Net assets at end
of period (000)                     $    1,066        $    1,197        $      472      $    1,214

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:              $    0.230        $    0.230        $    0.230      $    0.230

(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective July 1, 1997, Class D shares were redesignated Class C shares. (d) The Fund commenced investment operations on June 3, 1996. (e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The  benefits   derived  from   custody   credits  and  directed   brokerage
    arrangements had no impact.
(i) Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
                        NEWPORT JAPAN OPPORTUNITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Japan Opportunities Fund (the "Fund") ( a series of Colonial Trust II) at August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1998

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Newport Japan Opportunities Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Newport  Japan   Opportunities   Fund  mails  one  shareholder  report  to  each
shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Japan Opportunities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.


*Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Stein Roe Advisor and Newport Funds -- changed its name to Liberty Funds Services, Inc.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

[LOGO] LIBERTY
       COLONIAL . CRABBE HUSON . NEWPORT . STEIN ROE ADVISOR
       Liberty Funds Distributor,  Inc. (c)1998
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                 JO-02/941F-1098 (10/98) 98/1048